EXHIBIT 10.1



[*] indicates that a confidential portion of the text of this agreement has been omitted

                      SIXTH AMENDMENT TO LICENSE AGREEMENT


     This Sixth Amendment to License Agreement (hereinafter "Amendment") is made and effective on January 25, 2000, among XOMA TECHNOLOGY LTD., a company organized and existing under the laws of Bermuda and having a place of business at 2910 Seventh Street, Berkeley, California 94710 and XOMA IRELAND LIMITED, a company organized and existing under the laws of Ireland and having a place of business at Shannon Airport House, Shannon, Co. Clare, Ireland (hereinafter collectively referred to as "CORPORATION"), and NEW YORK UNIVERSITY, a corporation organized and existing under the laws of the State of New York and having a place of business at 70 Washington Square South, New York, New York 10012 (hereinafter "NYU").

                                   WITNESSETH


     WHEREAS, CORPORATION's predecessor in interest and NYU entered into a certain agreement made and effective as of August 6, 1990, as amended and restated on September 1, 1993 and as subsequently amended on August 1, 1996, June 12, 1997, December 23, 1998 and June 25, 1999 (as so amended and restated, the "Agreement"), pursuant to which, inter alia, CORPORATION's predecessor in interest undertook to sponsor the


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NYU Research Project (as such term is defined in the Agreement) and NYU granted to CORPORATION's predecessor in interest the License (as such term is defined in the Agreement); and

     WHEREAS, CORPORATION and NYU wish to amend the Agreement as specified herein;

     NOW, THEREFORE, in consideration of the premises and the covenants, conditions and promises set forth below, the parties hereto hereby agree as follows:

     1. Except as expressly provided for herein, all terms and conditions of the Agreement shall remain in full force and effect.

     2. Terms which are defined in the Agreement shall have the same meanings when used in this Amendment, unless a different definition is given herein.

     3. The second clause (i.e., the language after the first semicolon) of Subsection 7.c.(3) of the Agreement (after giving effect to the Fifth Amendment thereto) shall be, and hereby is, amended by adding [*]

          [*]

     4. The proviso (i.e., the language after the first semicolon) in the last sentence of Subsection 9.e. of the


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          Agreement (after giving effect to the Fifth Amendment thereto) shall be, and hereby is, amended by adding "(1)" after the words "Products for" and before the words "the mitigation" and by adding the following language after the word "mammals" and before the words "in the event":

          or (2) antibacterial and/or anti-endotoxin uses, in human clinical indications (including, but not limited to, meningococcemia and future indications but excluding periodontitis indications and ophthalmic indications), in which the therapeutic action of the product involves one or more of: (x) the binding and/or neutralization of lipopolysaccharide or endotoxin which is on or released from gram negative bacteria, thereby interrupting the inflammatory cascade potentially leading to septicemia/sepsis, (y) killing of gram negative or gram positive bacteria and (z) enhancing the ability of antibiotics to kill gram negative or gram positive bacteria, including, but not limited to, reversal of bacterial resistance to antibiotics,

     5. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.



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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as follows:

NEW YORK UNIVERSITY                        XOMA TECHNOLOGY LTD.

By:____________________________________    By:_________________________________
        Isaac T. Kohlberg                          G. James Reynolds
        Vice Provost                               Director


                                           XOMA IRELAND LIMITED

                                           SIGNED by

                                           ----------------------------
                                           Alan Kane, Director,
                                           duly authorized for and on behalf
                                           of XOMA IRELAND LIMITED in the
                                           presence of:

                                           ------------------------------